SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): October 8, 2003


                                AEARO CORPORATION
               (Exact name of Registrant as specified in charter)

          Delaware                  0-26942                   13-3840450
(State or other jurisdiction (Commission file number)       (IRS employer
       of incorporation)                                 identification no.)


               5457 West 79th Street, Indianapolis, Indiana 46268
               (Address of principal executive offices) (Zip Code)

                                 (317) 692-6666
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition.

On October 8, 2003, Aearo Corporation announced the Company's revenues for the fiscal year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 8, 2003                     AEARO CORPORATION

                                           By: /s/Jeffrey S. Kulka
                                           Jeffrey S. Kulka
                                           Vice President,
                                           Chief Financial Officer,
                                           and Treasurer